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                                    HYPERION

                                      2002

                                   TERM TRUST



                               Semi-Annual Report

                                  June 30, 2002




                                   [GRAPHIC]



                                                              [HYPERION LOGO]


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HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

                                                                 August 19, 2002

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2002 Term Trust, Inc. (the "Trust") for its semi-annual period ended June 30, 2002. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

Despite our optimism on the economy earlier in the year, accounting scandals, corporate governance issues, corporate bankruptcies, and a decline in the S&P 500 Index of over 13% for the first six months of the year have continued to undermine any opportunity for a strong economic rebound.

Our concerns for the economy are not so much about growth, as we believe that it is growing at a positive rate. We believe that the greatest threat is one where there is a prolonged period of sub-par growth, as the current economy is structured to accommodate a much higher level of activity. This means that the overcapacity must either be wrung out or financed until economic growth resumes.

A major problem for corporations may be their inability to access capital. This does not mean capital for expenditures such as technology, machinery, and R&D, as much of that type of spending has been reduced; but rather access to capital that is needed for more pedestrian activities such as refinancing corporate debt. While the Federal Reserve has been aggressive in lowering interest rates, the benefits have been primarily for the consumer, as rates on most forms of consumer debt such as mortgages and automobile loans have declined substantially. However, corporate debt in general has not experienced the same benefit. With the decline in equity prices and corporate earnings low, yield spreads on corporate bonds have widened dramatically. For example, the 10-year debt of Ford Motor Company (an investment grade BBB+ rated issuer) now yields over 9%--approximately 5.25% more than a comparable maturity U.S. Treasuries--which, in some cases, is even higher than that of some lower rated high yield corporate bonds. Any corporation with debt coming due in the next 12 months will face difficulty, as the cost of debt will be undoubtedly higher, if available at all. This liquidity crisis is what we believe to be the primary problem with corporations today: earnings can be positive, cash flow can be positive, but if corporations cannot have access to capital--either through debt or equity--things can get worse.

What that means for interest rates is that they are likely to remain low for a period longer than what most people had anticipated.

Portfolio Strategy and Performance

Though the economic outlook and prospect for corporate credit risk may be negative, some of the best places to invest are in high credit quality collateralized securities. Unlike unsecured corporate bonds, where the bondholders are a creditor of the corporation, collateralized securities have their interest secured by "tangible" assets--for example residential and commercial real estate, consumer receivables, and automobiles.

The portfolio is comprised of the highest credit quality U.S. Government and AAA rated securities. Therefore, the recent state of the economy has been a very positive environment for the Trust.

The investment strategy for the Fund continues to be focused on preparing for the Trust's scheduled termination at the end of November 2002. The portfolio investments have very short maturities and excellent liquidity. At present, 28% of the portfolio is

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HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

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allocated to Mortgage-Backed Securities in stable Planned Amortization Class
Collateralized Mortgage Obligations; 38% of the portfolio to U.S. Treasury and Agency securities; and 25% to Asset-Backed Securities (ABS), primarily in high quality AAA rated credit card-backed issues.

As of June 30, 2002, the Trust was being managed with an average duration of
0.31 years, as measured on a net asset basis (duration measures a bond portfolio's price sensitivity to changes in interest rates). The duration of total assets as of June 30, 2002, was 0.31 years. Leverage of the portfolio has been reduced to 1.7% of the Trust.

The Trust's net asset value ("NAV") as of June 30, 2002, was $10.03. The Trust's total return, based on net asset value ("NAV"), for the six-month period ending June 30, 2002, was 1.58%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $9.9000 on June 30, 2002, the yield on the Trust was 0.12%. For the twelve-month period ending June 30, 2002, the Trust's total return, based on NAV, was 4.80%.

On March 26, 2002, it was announced that the Trust, as disclosed in its prospectus, had adopted a plan of termination and intends to liquidate investments and distribute its net assets to shareholders on or about December 2, 2002. Therefore, as this is likely to be our last opportunity to address the shareholders of the Trust, we would like to say that it has been our privilege to provide management services for the Trust over the years, and we wish you health and prosperity in the future.

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,


/s/ Clifford E. Lai
-------------------
CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/John H. Dolan
----------------
JOHN H. DOLAN
Senior Portfolio Manager,
Hyperion 2002 Term Trust Inc.
Managing Director & Chief Investment Officer,
Hyperion Capital Management, Inc.

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

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HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments--(Unaudited)                                                 Principal
June 30, 2002                                             Interest                      Amount          Value
                                                            Rate          Maturity      (000s)         (Note 2)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.1%

U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 28.1%
 Federal Home Loan Mortgage Corporation
  Series 2112, Class PB .............................       5.50%         11/15/16     $ 11,048      $11,230,567
  Series 2360, Class PA .............................       6.00          01/15/06       7,075#        7,221,886
  Series 2085, Class PA .............................       6.00          07/15/17       11,616       11,827,172
  Series 2113, Class PH .............................       6.00          08/15/14        5,585        5,640,226
                                                                                                     -----------
                                                                                                      35,919,851
                                                                                                     -----------
 Federal National Mortgage Association
  Series 2001-68, Class QA ..........................       5.50          03/25/04        9,668        9,818,656
  Series 1998-45, Class PD ..........................       6.00          04/18/18      28,717@       29,165,359
  Series 1999-64, Class MC ..........................       6.50          03/01/10        6,125        6,182,266
  Series 1993-214, Class SA .........................       7.85          12/25/08        4,595        4,790,707
                                                                                                     -----------
                                                                                                      49,956,988
                                                                                                     -----------
Total U.S. Government Agency collateralized
    Mortgage Obligations (Cost - $84,526,650) ......                                                  85,876,839
                                                                                                     -----------
Total U.S. Government & Agency Obligations
    (Cost - $84,526,650) ...........................                                                  85,876,839
                                                                                                     -----------
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 25.8%
HOUSING RELATED ASSET-BACKED SECURITIES - 0.6%
 Salomon Brothers Mortgage Securities VII
  Series 1998-NC3, Class A3
    (Cost - $1,694,511) ...........................        6.46            08/25/28        1,701        1,710,331
                                                                                                       ----------
CREDIT CARD RELATED ASSET-BACKED SECURITIES - 25.1%
 Chase Credit Card Master Trust
  Series 1997-5, Class A ..........................        6.19            08/15/05       20,000       20,387,300
 Chemical Master Credit Card Trust I
  Series 1995-3, Class A ..........................        6.23            04/15/05       19,813       19,923,596
 Citibank Credit Card Master Trust I
  Series 1998-3, Class A ..........................        5.80            02/07/05       18,765       19,175,916
 MBNA Master Credit Card Trust
  Series 1995-E, Class A ..........................        2.06            01/15/05       17,000       17,002,941
                                                                                                       ----------
Total Credit Card Related Asset-Backed Securities
    (Cost - $75,503,469) ..........................                                                    76,489,753
                                                                                                       ----------
FRANCHISE SECURITIES - 0.1%
 FFCA Secured Lending Corp. Securities
  Series 1998-1, Class A1A*
    (Cost - $472,572) .............................        6.29            07/18/03          472          475,925
                                                                                                       ----------
Total Asset-Backed Securities
    (Cost - $77,670,552) ..........................                                                    78,676,009
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 0.3%
Pennsylvania - 0.3%
 Pittsburgh Pennsylvania, Water & Sewer Authority
  Series A, Revenue Bonds, FGIC
    (Cost - $930,055)................................      6.90(a)         09/01/03         1,000         978,850
                                                                                                       ----------

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

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HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments--(Unaudited)                                                 Principal
June 30, 2002                                             Interest                      Amount          Value
                                                            Rate          Maturity      (000s)         (Note 2)
-----------------------------------------------------------------------------------------------------------------

NON-AGENCY colLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 9.3%
 Countrywide Funding Corp.
  Series 1994-5, Class A3A ..............................  6.50%       03/25/09      $   6,627       $ 6,654,631
 Norwest Asset Securities Corp.
  Series 1999-16, Class A11 .............................  6.00        06/25/29          3,083         3,113,450
 Residential Funding Mortgage Securities I, Inc.
  Series 1999-S13, Class A2 .............................  6.00        05/25/29         18,382        18,582,299
                                                                                                   -------------
Total Non-Agency Collateralized Mortgage Obligations
     (REMICS) (Cost - $28,009,079) ......................                                             28,350,380
                                                                                                   -------------
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 38.1%
 Federal Home Loan Mortgage Corporation
 ........................................................  1.72(a)     11/20/02          60,000       59,598,000
 ........................................................  1.72(a)     12/05/02          10,000        9,925,000
                                                                                                   -------------
                                                                                                      69,523,000
                                                                                                   -------------
 U.S. Treasury Bills ..................................... 1.67        12/05/02          47,000      46,647,500
                                                                                                   -------------
-----------------------------------------------------------------------------------------------------------------
Total Short Term Investments
    (Cost - $116,095,692) ................................                                           116,170,500
                                                                                                   -------------
Total Investments - 101.6%
    (Cost - $307,232,028) ................................                                           310,052,578
Liabilities in Excess of Other Assets - (1.6)% ...........                                            (4,818,987)
                                                                                                   -------------
NET ASSETS - 100.0% ......................................                                         $ 305,233,591
                                                                                                   =============
-----------------------------------------------------------------------------------------------------------------

         *   -    Security exempt from registration under Rule 144A of the
                  Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
         #   -    Portion of security is held in a margin account as
                  collateral for open financial futures contracts.
       (a)   -    Zero Coupon Bonds - Interest rate represents current yield to maturity.
        @    -    Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5) FGIC - Insured by
                  Financial Guaranty Insurance Company.
     FNMA    -    Federal National Mortgage Association.
    REMIC    -    Real Estate Mortgage Investment Conduit.
----------
See notes to financial statements.

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HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities--(Unaudited)
June  30, 2002

--------------------------------------------------------------------------------
Assets:
Investments, at value (cost $307,232,028)(Note 2) .............   $ 310,052,578
Cash ..........................................................         218,435
Interest receivables ..........................................       1,138,824
Prepaid expenses and other assets .............................          70,225
                                                                  -------------
   Total assets ...............................................     311,480,062
                                                                  -------------
Liabilities:
Reverse repurchase agreements (Note 5) ........................       5,652,000
Interest payable for reverse repurchase agreements (Note 5) ...           1,181
Accrued liquidation expense ...................................         267,086
Investment advisory fee payable (Note 3) ......................         128,178
Payable for variation margin ..................................         120,158
Administration fee payable (Note 3) ...........................          38,571
Accrued expenses and other liabilities ........................          39,297
                                                                  -------------
   Total liabilities ..........................................       6,246,471
                                                                  -------------
Net Assets  (equivalent to $10.03 per share based on
   30,446,839 shares issued and outstanding)...................   $ 305,233,591
                                                                  =============
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) ...................   $     304,468
Additional paid-in capital (Note 6) ...........................     285,011,343
Accumulated undistributed net investment income ...............      29,045,735
Accumulated net realized loss .................................     (12,067,568)
Net unrealized appreciation ...................................       2,939,613
                                                                  -------------
Net assets applicable to capital stock outstanding ............   $ 305,233,591
                                                                  =============
----------
See notes to financial statements.

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HYPERION 2002 TERM TRUST, INC.
Statement of Operations--(Unaudited)
For the Six Months Ended June 30, 2002

--------------------------------------------------------------------------------

Investment Income (Note 2):
 Interest.........................................................  $ 9,010,738
                                                                    -----------
Expenses:
 Investment advisory fee (Note 3) ................................      753,206
 Administration fee (Note 3) .....................................      224,160
 Liquidation expense .............................................       94,070
 Insurance .......................................................       47,847
 Custodian .......................................................       40,168
 Reports to shareholders .........................................       37,893
 Accounting and tax services .....................................       34,520
 Directors' fees .................................................       28,070
 Legal ...........................................................       16,610
 Registration fees ...............................................       13,417
 Transfer agency .................................................       12,670
 Miscellaneous ...................................................       25,501
                                                                    -----------
  Total operating expenses .......................................    1,328,132
   Interest expense on reverse repurchase agreements (Note 5) ....      373,724
                                                                    -----------
  Total expenses .................................................    1,701,856
                                                                    -----------
 Net investment income ...........................................    7,308,882
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments
 and Futures (Note 2):
Net realized gain (loss) on:
 Investment transactions .........................................    3,156,582
 Futures transactions ............................................   (1,865,874)
                                                                    -----------
Net realized gain on investments and futures transactions ........    1,290,708
                                                                    -----------
Net change in unrealized appreciation/depreciation on:
 Investments .....................................................   (4,709,497)
 Futures .........................................................      953,880
                                                                    -----------
Net change in unrealized appreciation/depreciation
 on investments and futures transactions .........................   (3,755,617)
                                                                    -----------
Net realized and unrealized loss on investments
 and futures transactions.........................................   (2,464,909)
                                                                    -----------
Net increase in net assets resulting from operations .............  $ 4,843,973
                                                                    ===========
----------
See notes to financial statements.

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
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HYPERION 2002 TERM TRUST, INC.
Statement of Changes in Net Assets                                      For the          For the
                                                                    Six Months Ended   Year Ended
                                                                     June 20, 2002     December 31,
                                                                      (Unaudited)         2001
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from Operations:
 Net investment income ...........................................   $   7,308,882    $  11,876,758
 Net realized gain on investments and futures ....................       1,290,708        9,282,131
 Net change in unrealized depreciation on investments, and futures
  transactions....................................................      (3,755,617)        (214,648)
                                                                     -------------    -------------
 Net increase in net assets resulting from operations ............       4,843,973       20,944,241
                                                                     -------------    -------------
Distributions to Shareholders (Note 2):
 Net investment income ...........................................        (182,678)      (1,613,614)
                                                                     -------------    -------------
   Total increase in net assets ..................................       4,661,295       19,330,627

Net Assets:
 Beginning of period .............................................     300,572,296      281,241,669
                                                                     -------------    -------------
 End of period (including undistributed net investment income
  of $29,045,735 and $21,919,531, respectively) ..................   $ 305,233,591    $ 300,572,296
                                                                     =============    =============

----------
See notes to financial statements.

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HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows--(Unaudited)
For the Six Months Ended June 30, 2002

--------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
 Interest received (including net amortization of $256,846) ........................   $  10,290,105
 Interest expense paid .............................................................        (438,975)
 Operating expenses paid ...........................................................      (1,657,237)
 Proceeds from disposition of long-term portfolio investments and principal paydowns     269,473,206
 Net cash used for futures transactions ............................................        (863,336)
                                                                                       -------------
 Net cash provided by operating activities .........................................      67,611,624
                                                                                       -------------
Cash flows used for financing activities:
 Net cash used for reverse repurchase agreements ...................................     (67,405,000)
 Cash dividends paid ...............................................................        (182,678)
                                                                                       -------------
 Net cash used for financing activities ............................................     (67,587,678)
                                                                                       -------------
Net increase in cash ...............................................................          23,946
Cash at beginning of period ........................................................         194,489
                                                                                       -------------
Cash at end of period ..............................................................   $     218,435
                                                                                       =============
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations ...............................   $   4,843,973
                                                                                       -------------
 Decrease in investments ...........................................................      56,049,943
 Decrease in net unrealized appreciation/depreciation on investments ...............       4,709,497
 Decrease in interest receivable ...................................................       1,139,605
 Increase in variation margin payable ..............................................          48,658
 Decrease in other assets ..........................................................       1,240,568
 Decrease in other liabilities .....................................................        (420,620)
                                                                                       -------------
   Total adjustments ...............................................................      62,767,651
                                                                                       -------------
Net cash provided by operating activities ..........................................   $  67,611,624
                                                                                       =============


----------
See notes to financial statements.

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
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HYPERION 2002 TERM TRUST, INC.
Financial Highlights
                                       For the
                                         Six                       For the
                                        Months        For the       Seven
                                        Ended           Year       Months
                                       June 30,        Ended        Ended               For the Year Ended May 31,
                                        2002          Dec. 31,     Dec. 31,         -----------------------------------
                                     (Unaudited)        2001        2000*             2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period   $   9.87     $   9.24        $  8.71        $   9.02     $   9.09    $    8.35
                                       --------     --------        -------        --------     --------      -------
Net investment income ..............       0.24         0.39           0.21            0.41         0.52         0.56
Net realized and unrealized gains
  (losses) on investments, short
  sales, futures transactions and
  swap contracts ...................      (0.07)        0.29           0.54           (0.31)       (0.13)        0.56
                                       --------     --------       --------        --------     --------      -------
Net increase (decrease) in net
  asset value resulting from
  operations .......................       0.17         0.68           0.75            0.10         0.39         1.12
Net effect of shares repurchased ...       0.00         0.00           0.00            0.00         0.01         0.09
Dividends from net investment
  income ...........................      (0.01)       (0.05)         (0.22)          (0.41)       (0.47)       (0.47)
                                       --------     --------       --------        --------     --------     --------
Net asset value, end of period .....   $  10.03     $   9.87       $   9.24        $   8.71     $   9.02     $   9.09
                                       ========     ========       ========        ========     ========     ========
Market price, end of period ........   $ 9.9000     $ 9.7300       $ 8.8125        $ 8.0000     $ 8.3750     $ 8.1250
                                       ========     ========       ========        ========     ========     ========
Total Investment Return + ..........       1.81%(1)    11.05%         13.02%(1)        0.40%        9.04%        18.93%

Ratios to Average Net
Assets/Supplementary Data:

Net assets, end of period (000's) ..   $305,234     $300,572       $281,242        $265,160     $274,578     $280,860
Operating expenses .................       0.88%(2)     0.85%          0.90%(2)        0.85%        0.81%        0.83%
Interest expense ...................       0.25%(2)     2.40%          4.03%(2)        3.67%        2.31%        2.48%
Total expenses .....................       1.13%(2)     3.25%          4.93%(2)        4.52%        3.12%        3.31%
Net investment income ..............       4.86%(2)     4.07%          3.92%(2)        4.76%        5.68%        6.09%
Portfolio turnover rate ............         41%(1)       20%            30%(1)          67%          88%          83%

+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.

*     The Trust's fiscal year end was changed to December 31.

(1)   Not annualized
(2)   Annualized
----------
See notes to financial statements.

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HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2002

--------------------------------------------------------------------------------

1. The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate. The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values MBS and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised.

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HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2002

--------------------------------------------------------------------------------

In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market. There were no options outstanding as of June 30, 2002.


Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver to the broker-dealer through which it made the borrowing collateral for its obligation to deliver the security upon conclusion of the short sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market. See
Note 7 for a summary of all open futures contracts as of June 30, 2002.

Swap agreements: The Trust may invest in swap agreements. The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2002

--------------------------------------------------------------------------------

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the six months ended June 30, 2002, the Advisor earned $753,206 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Trust's Custodian. The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended June 30, 2002 were $17,007,305 and $22,517,086, respectively. Purchases and sales of U.S. Government securities, for the six months ended June 30, 2002 were $122,904,320 and $190,677,165, respectively. For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2002

--------------------------------------------------------------------------------

At June 30, 2002, the Trust had the following reverse repurchase agreements outstanding:


                                                                                           Maturity
 Face Value                                    Description                                  Amount
------------   ------------------------------------------------------------------------  -----------
$  5,652,000   Morgan Stanley, 1.88%, dated 6/27/02, maturity date 7/16/02 ............  $ 5,657,608
                                                                                         -----------
               Maturity Amount, including Interest Payable ............................  $ 5,657,608
                                                                                         -----------
               Market Value of Assets Sold Under Agreements ...........................  $ 5,806,260
                                                                                         -----------
               Weighted Average Interest Rate .........................................         1.88%
                                                                                         -----------

The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2002 was approximately $40,567,735 at a weighted average interest rate of 1.83%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $73,770,044 as of January 14, 2002, which was 19.59% of total assets.

6. Capital Stock

There are 75 million shares of $0.01 par value common stock authorized. Of the 30,446,839 shares outstanding at June 30, 2002, the Advisor owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the six months ended June 30, 2002 no shares have been repurchased. For the year ended December 31, 2001, no shares were repurchased. All shares repurchased either have been or will be retired. Since the inception of the stock repurchase program, 5,863,800 shares have been repurchased at a cost of $44,701,319 and at an average discount of 11.48% from its net asset value.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

As of June 30, 2002, the following futures contracts were outstanding:

                                                                              Unrealized
  Notional                   Expiration         Value at      Value at       Appreciation/
  Amount         Type           Date           Trade Date   June 30, 2002   (Depreciation)
-----------   -----------   -------------    -------------  -------------   --------------
Long:
$28,000,000   Euro Dollar   September 2002    $26,838,157    $27,452,600     $ 614,443

Short:
$15,500,000   Euro Dollar   December 2002    $14,778,957    $15,148,150      $(369,193)

There was no written option activity for the six months ended June 30, 2002.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements--(Unaudited)
June 30, 2002

--------------------------------------------------------------------------------

8. Subsequent Events

The Fund's Board of Directors declared the following regular monthly dividend:

                                    Dividend     Record      Payable
                                   Per Share      Date        Date
                                   ---------    --------     -------
                                     $0.001      7/16/02     7/25/02

Hyperion Capital Management:

On June 4, 2002, a holding company owned by members of the current management of the Advisor acquired all of the equity of the Advisor. Accordingly, the Advisor and the Trust entered into a new Investment Advisory Agreement, effective on June 4, 2002. The new Investment Advisory Agreement is substantially identical to the prior agreement. The new Investment Advisory Agreement was approved by the Board of Directors of the Trust at a meeting held on January 16, 2002 and approved by shareholders at the Trust's annual shareholders meeting held on April 16, 2002.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------

The following tables provide information concerning the directors and officers of Hyperion 2002 Term Trust, Inc. (the "Trust").

                           Position(s) Held                                                           Number of
                           with Trust and                                                             Portfolios in Trust
                           Term of Office           Principal Occupation(s)                           Complex
Name, Address              and Length of            During Past 5 Years and                           Overseen by
and Age                    Time Served              Other Directorships Held by Director              Director
-------------------------------------------------------------------------------------------------------------------------
Class II Directors to serve until 2002 Annual Meeting of Stockholders:

Robert F. Birch            Director, Member of      Director and/or Trustee of several                     3
   c/o One Liberty Plaza,  The Audit                investment companies (3) advised by Hyperion
   New York,               Committee, Member        Capital Management, Inc. or by its
   New York 10006-1404     of Nominating and        affiliates (1998-Present); Chairman and
                           Compensation             President, New America High Income Fund
   Age 66                  Committee and            (1992-Present); Chairman of the Board and
                           Member of Executive      Co-Founder, The China Business Group, Inc.
                           Committee                (1996-Present); Director, Brandywine Funds
                                                    (3) (2001 to Present).

                           Elected for Three        Formerly, Director and Strategic Planning
                           Year Term/Director       Consultant, Dewe Rogerson, Ltd. (1994-1998)
                           since December 1998

Leo M. Walsh, Jr.          Director, Chairman       Director and/or Trustee of several                     3
   c/o One Liberty Plaza,  of the Audit             investment companies (3) advised by Hyperion
   New York,               Committee, Member        Capital Management, Inc. or by its
   New York 10006-1404     of Nominating and        affiliates (1989-Present); Financial
                           Compensation             Consultant for Merck-Medco Managed Care LLC
   Age 69                  Committees               (formerly Medco Containment Services Inc.)
                                                    (1994-Present); Director of Lend Lease
                           Elected for Three        Hyperion Mortgage Opportunity Fund, Inc.
                           Year Term/Director       (formerly, Equitable Real Estate Hyperion
                           since June 1989          Mortgage Opportunity Fund, Inc.) and Lend
                                                    Lease Hyperion High Yield CMBS Fund, Inc.
                                                    (formerly, Equitable Real Estate Hyperion
                                                    High Yield Commercial Mortgage Fund, Inc.)
                                                    (1999-Present).

Class I Director to serve until 2004 Annual Meeting of Stockholders:

Rodman L. Drake            Director, Member of      President, Continuation Investments Group              3
   c/o One Liberty Plaza,  the Audit                Inc. (1997-Present); Director and/or Trustee
   New York,               Committee, Chairman      of several investment companies (3) advised
   New York 10006-1404     of Nominating and        by Hyperion Capital Management, Inc.
                           Compensation             (1989-Present); Director, Alliance Group
   Age 59                  Committees               Services, Inc. (1998-Present); Director,
                                                    Hotelevision, Inc. (1999-Present); Chairman,
                           Elected for Three        Metro Cash Card International
                           Year Term/Director       (1999-Present). Director, Parsons
                           since June 1992          Brinckerhoff, Inc. (1995-Present); Director,
                                                    Absolute Quality Inc. (2000-Present);
                                                    Trustee of Excelsior Funds (3)
                                                    (1994-Present). Formerly, Co-Chairman of KMR
                                                    Power Corporation (1993-1997); President,
                                                    Mandrake Group (1993-1997).

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------

                           Position(s) Held                                                           Number of
                           with Trust and                                                             Portfolios in Trust
                           Term of Office           Principal Occupation(s)                           Complex
Name, Address              and Length of            During Past 5 Years and                           Overseen by
and Age                    Time Served              Other Directorships Held by Director              Director
-------------------------------------------------------------------------------------------------------------------------
Class III Director to serve until 2003 Annual Meeting of Stockholders:

Harry E. Petersen, Jr.     Director, Member of      Senior Consultant to Cornerstone Equity                3
   c/o One Liberty Plaza,  the Audit                Advisors, Inc. (1998-Present); Director
   New York,               Committee, Member        and/or Trustee of several investment
   New York 10006-1404     of Nominating and        companies (3) advised by Hyperion Capital
                           Compensation             Management, Inc. or by its affiliates
   Age 77                  Committees, Member       (1992-Present).
                           of Executive
                           Committee                Formerly, Senior Consultant to Potomac
                                                    Babson Inc. (1995-1998); Director of
                           Elected for Three        Equitable Real Estate Hyperion Mortgage
                           Year Term/Director       Opportunity Fund, Inc. and Equitable Real
                           since October 1993       Estate Hyperion High Yield Commercial
                                                    Mortgage Fund, Inc. (1995-1997); Director of
                                                    Lexington Corporate Properties, Inc.
                                                    (1993-1997).

Lewis S. Ranieri*          Chairman, Member of      Chairman and Chief Executive Officer of                3
   c/o One Liberty Plaza,  Executive Committee      Ranieri & Co., Inc. (since 1988); President
   New York,                                        of LSR Hyperion Corp., a general partner of
   New York 10006-1404     Elected for Three        the limited partnership that is the general
                           Year Term/Director       partner of Hyperion Partners L.P. ("Hyperion
   Age 55                  since June 1989          Partners") (since 1988); Director and
                                                    Chairman of the Board of Hyperion Capital
                                                    Management, Inc. (since June 2002); Director
                                                    and Vice Chairman of the Board of Hyperion
                                                    Capital Management, Inc. (from November 1998
                                                    through June 2002) Director and Chairman of
                                                    the Board of Hyperion Capital Management,
                                                    Inc. (1989-November 1998); Director and
                                                    President of Hyperion Funding II Corp., the
                                                    general partnership that is the general
                                                    partner of Hyperion Partners II, L.P.
                                                    (Hyperion Partners II); Chairman and
                                                    President of various other direct and
                                                    indirect subsidiaries of Hyperion Partners
                                                    (since 1989) and Hyperion Partners II (since
                                                    1995); Chairman of the Board (1989-December
                                                    1998 and June 2002 through present) and/or
                                                    Director (since 1989) of several investment
                                                    companies (4) advised by Hyperion Capital
                                                    Management, Inc. or by its affiliates.

                                                    Formerly, Director and Chairman of Bank
                                                    United Corp., and Director of Bank United
                                                    (1988-2001); Director of Lend Lease Hyperion
                                                    Mortgage Opportunity Fund, Inc. (formerly,
                                                    Equitable Real Estate Hyperion Mortgage
                                                    Opportunity Fund, Inc.) and Lend Lease
                                                    Hyperion High Yield Commercial Mortgage
                                                    Fund, Inc. (formerly, Equitable Real Estate
                                                    Hyperion High Yield Commercial Mortgage
                                                    Fund, Inc.) (1995-1999).

----------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------


                           Position(s) Held                                                           Number of
                           with Trust and                                                             Portfolios in Trust
                           Term of Office           Principal Occupation(s)                           Complex
Name, Address              and Length of            During Past 5 Years and                           Overseen by
and Age                    Time Served              Other Directorships Held by Director              Director
-------------------------------------------------------------------------------------------------------------------------
Class I Director to serve until 2004 Annual Meeting of Stockholders: Resigned as Director June 2002

Patricia A. Sloan*         Director                 Consultant (2000-Present) and Managing                 3
   c/o One Liberty Plaza,                           Director (1988-2000) of Ranieri & Co., Inc.;
   New York, New York      Elected for Three        Secretary, Director and/or Trustee of
   10006-1404              Year Term/Director       several investment companies (3) advised by
                           since February 1993      Hyperion Capital Management, Inc. or by its
   Age 59                                           affiliates (1989-Present); Director of Bank
                           Vice President           United Corp., the parent of Bank United
                           Elected Annually/        (1988-Present).
                           Since June 2002


Officers of the Trust

                                 Position(s)        Term of Office
Name, Address                    Held               and Length of      Principal Occupation(s)
and Age                          with Trust         Time Served        During Past 5 Years
------------------------------------------------------------------------------------------------------------------------
Clifford E. Lai*                 President          Elected Annually   President (since November 1998) of Hyperion
   c/o One Liberty Plaza,                           Since April 1993   Capital Management, Inc. (March 1993-Present).
   New York, New York
   10006-1404

Age 49

   John Dolan*                   Vice President     Elected Annually   Chief Investment Strategist (1998-Present)
   c/o One Liberty Plaza,                           Since March 1998   and Chief Investment Officer (since 2002) of
   New York, New York                                                  Hyperion Capital Management. Formerly
   10006-1404                                                          Managing Director at Bankers Trust
                                                                       (1995-1997).
   Age 48

Patricia A. Sloan*               Vice President     Elected Annually   Please see "Information Concerning
   c/o One Liberty Plaza,                           Since February     Directors."
   New York, New York                               1998
   10006-1404

   Age 59

Thomas F. Doodian*               Treasurer          Elected Annually   Director of Finance and Operations, Hyperion
   c/o One Liberty Plaza,                           Since February     Capital Management, Inc. (July
   New York, New York                               1998               1995-Present). Treasurer of several
   10006-1404                                                          investment companies advised by Hyperion
                                                                       Capital Management, Inc. (February
   Age 43                                                              1998-Present).

The Trust's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

----------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

--------------------------------------------------------------------------------

                                  PROXY RESULTS

--------------------------------------------------------------------------------

During six months ended June 30, 2002, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on April 16, 2002. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------

                                                                                           Shares Voted
                                                                           Shares Voted      Without
                                                                               For          Authority
-----------------------------------------------------------------------------------------------------------
1. To elect to the Trust's Board of Directors:     Robert F. Birch          28,004,406      225,482
                                                   Harry E. Peterson, Jr.   27,999,112      230,776
                                                   Leo M. Walsh, Jr.        28,018,430      211,458

-----------------------------------------------------------------------------------------------------------
                                                   Shares Voted            Shares Voted    Shares Voted
                                                       For                    Against         Abstain
-----------------------------------------------------------------------------------------------------------
2. To approve the new Investment Advisory
   Agreement:                                       27,695,817                262,767        271,303
-----------------------------------------------------------------------------------------------------------
                                                   Shares Voted            Shares Voted    Shares Voted
                                                       For                    Against         Abstain
-----------------------------------------------------------------------------------------------------------
3. To select PricewaterhouseCoopers LLP as
   the independent accountants:                     27,959,758                148,831         121,299
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR
HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Trust:
(800) HYPERION

SUB-ADMINISTRATOR
STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT
STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT
AMERICAN STOCK TRANSFER COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Shareholder Services:
(800) 937-5449

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, North West
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------

Officers & Directors

--------------------------------------------------------------------------------


Lewis S. Ranieri
Chairman

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Vice President

Clifford E. Lai
President

Thomas F. Doodian
Treasurer

* Audit Committee Members

--------------------------------------------------------------------------------

                                 [HYPERION LOGO]

--------------------------------------------------------------------------------

The accompanying financial statements as of June 30, 2002 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust Shares.

                         Hyperion 2002 Term Trust, Inc.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                             New York, NY 10006-1404